Exhibit 99.3

Hi-Crush Partners LP
Pro Forma Balance Sheet as of March 31, 2014
and Condensed Combined Statements of Operations for
the Three Months Ended March 31, 2014 and
the Year Ended December 31, 2013
(Unaudited)

Hi-Crush Partners LP
Index to Pro Forma Condensed Combined Financial Information

Introduction	1

Unaudited Pro Forma Balance Sheet as of March 31, 2014	2

Unaudited Pro Forma Condensed Combined Statement of Operations for the Three Months Ended March 31, 2014	3

Unaudited Pro Forma Condensed Combined Statement of Operations for the Year Ended December 31, 2013	4

Notes to Unaudited Pro Forma Balance Sheet and Condensed Combined Statements of Operations	5

UNAUDITED PRO FORMA BALANCE SHEET AND
CONDENSED COMBINED STATEMENTS OF OPERATIONS
(Dollars in thousands, unless otherwise noted)

On April 8, 2014, Hi-Crush Partners LP (the "Partnership") entered into a contribution agreement with Hi-Crush Proppants LLC (the "sponsor") to acquire certain equity interests in Hi-Crush Augusta LLC ("Augusta") for cash consideration of $224,250 (the “Augusta Contribution”). To finance the Augusta Contribution and refinance the Partnership’s revolving credit facility, (i) on April 8, 2014, the Partnership commenced a primary public offering of 4.25 million common units representing limited partnership interests in the Partnership and (ii) on April 28, 2014, the Partnership entered into a $200,000 senior secured term loan facility with certain lenders. The Partnership’s primary public offering closed on April 15, 2014 and resulted in net proceeds to the Partnership of $168,463. Upon receipt of these proceeds on April 15, 2014, the Partnership paid off the outstanding balance of $124,750 under its revolving credit facility. The Augusta Contribution closed on April 28, 2014, and at closing the Partnership’s preferred equity interest in Augusta was converted into common equity interests of Augusta and the Partnership owned 98% of Augusta’s common equity interests. In addition, on April 28, 2014, the Partnership entered into a $150,000 senior secured revolving credit facility with various financial institutions.
The following unaudited pro forma balance sheet of Hi-Crush Partners LP presents the combined financial position of the Partnership as it may have appeared had the acquisition and related financings described above occurred on March 31, 2014. The unaudited pro forma condensed combined statements of operations of Hi-Crush Partners LP presents the combined results of operations of the Partnership as they may have appeared had the acquisition and related financings described above occurred on January 1, 2013. The accompanying financial information does not include any pro forma operating results for the year ended 2012 as Augusta's operations would not be material to the Partnership's combined operating results.
The unaudited pro forma pro forma balance sheet condensed combined statements of operations are provided for illustrative purposes only and do not purport to present what the actual results of operations would have been had the transactions actually occurred on the dates indicated, nor does it purport to represent results of operations for any future period or financial position for any future date. These statements do not reflect any cost savings or other benefits that may be obtained among the operations of Hi-Crush Partners LP and Hi-Crush Augusta LLC.
The unaudited pro forma balance sheet and condensed combined statements of operations have been derived from and should be read together with the historical consolidated financial statements and notes of Hi-Crush Partners LP and the historical financial statements of Hi-Crush Augusta LLC, both prepared in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”) for the three months ended March 31, 2014 and the year ended December 31, 2013.
The unaudited pro forma balance sheet and condensed combined statements of operations have been prepared on the basis that the Partnership is treated as a partnership for federal income tax purposes. The unaudited pro forma balance sheet and condensed combined statements of operations should be read in conjunction with the notes accompanying these unaudited pro forma balance sheet and condensed combined statements of operations and with the historical consolidated financial statements and related notes of the Partnership, as filed with the Securities and Exchange Commission.

Hi-Crush Partners LP
Unaudited Pro Forma Balance Sheet as of March 31, 2014
(in thousands)

			Common
	Hi-Crush	Hi-Crush	Control		Hi-Crush			Hi-Crush
	Partners LP	Augusta LLC	Recast		Partners LP	Pro Forma		Partners LP
	Historical	Historical	Adjustments		Recasted	Adjustments		Pro Forma
Assets
Current assets:
Cash	$7,358	$4,213	$—		$11,571	$168,463	(c)	$20,634
						(124,750)	(d)
						200,000	(e)
						(224,250)	(f)
						(10,400)	(g)
Restricted cash	690	—	—		690	—		690
Accounts receivable	38,501	6,039	—		44,540	—		44,540
Inventories	8,413	3,884	(336)	(a)	11,961	—		11,961
Prepaid expenses and other current assets	2,014	136	—		2,150	—		2,150
Total current assets	56,976	14,272	(336)		70,912	9,063		79,975
Property, plant and equipment, net	114,312	83,780	—		198,092	—		198,092
Goodwill and intangible assets, net	69,400	—	—		69,400	—		69,400
Preferred interest in Hi-Crush Augusta LLC	47,043	—	(47,043)	(b)	—	—		—
Other assets	3,544	—	—		3,544	10,400	(g)	13,944
Total assets	$291,275	$98,052	$(47,379)		$341,948	$19,463		$361,411
Liabilities and Partners' Equity
Current liabilities:
Accounts payable	$8,091	$1,661	$—		$9,752	$—		$9,752
Accrued and other current liabilities	4,806	3,508	—		8,314	—		8,314
Due to member	5,012	1,387	—		6,399	—		6,399
Total current liabilities	17,909	6,556	—		24,465	—		24,465
Long-term debt	124,750	—	—		124,750	(124,750)	(d)	200,000
						200,000	(e)
Asset retirement obligation	1,702	2,983	—		4,685	—		4,685
Total liabilities	144,361	9,539	—		153,900	75,250		229,150
Commitments and contingencies	—	—	—		—	—		—
Partners'/Members' capital and non-controlling interest:	146,914	88,513	(47,379)	(b)	188,048	168,463	(c)	132,261
						(224,250)	(f)
Total partners' equity	146,914	88,513	(47,379)		188,048	(55,787)	(l)	132,261
Total liabilities and partners' equity	$291,275	$98,052	$(47,379)		$341,948	$19,463		$361,411

The accompanying notes are an integral part of this unaudited pro forma financial information.

Hi-Crush Partners LP
Unaudited Pro Forma Condensed Combined Statement of Operations
for the Three Months Ended March 31, 2014
(in thousands, expect unit and per unit information)

			Common
	Hi-Crush	Hi-Crush	Control		Hi-Crush			Hi-Crush
	Partners LP	Augusta LLC	Recast		Partners LP	Pro Forma		Partners LP
	Historical	Historical	Adjustments		Recasted	Adjustments		Pro Forma
Revenues	$55,828	$17,583	$(2,833)	(a)	$70,578	$—		$70,578
Cost of goods sold (including depreciation, depletion and amortization)	38,322	9,290	(3,446)	(a)	44,166	—		44,166
Gross profit	17,506	8,293	613		26,412	—		26,412

Operating costs and expenses:
General and administrative	5,591	834	—		6,425	—		6,425
Exploration expense	—	—	—		—	—		—
Accretion of asset retirement obligation	29	28	—		57	—		57
Income from operations	11,886	7,431	613		19,930	—		19,930

Other income (expense):
Income from preferred interest in Hi-Crush Augusta LLC	3,750	—	(3,750)	(h)	—	—		—
Interest expense	(1,373)	(37)	—		(1,410)	(1,159)	(j)	(2,569)
Net income	14,263	7,394	(3,137)		18,520	(1,159)		17,361

Income attributable to non-controlling interest	—	—	(148)	(i)	(148)	—		(148)
Income attributable to Hi-Crush Partners LP	$14,263	$7,394	$(3,285)		$18,372	$(1,159)		$17,213

Calculation of net income per limited partner unit:
Limited partners' interest in net income								$17,213
Net income per common unit - basic and diluted								$0.52
Net income per subordinated unit - basic and diluted								$0.52
Weighted average number of common units outstanding - basic and diluted								19,483,529
Weighted average number of subordinated units - basic and diluted								13,640,351

The accompanying notes are an integral part of this unaudited pro forma financial information.

Hi-Crush Partners LP
Unaudited Pro Forma Condensed Combined Statement of Operations
for the year ended December 31, 2013
(in thousands, expect unit and per unit information)

			Common
	Hi-Crush	Hi-Crush	Control		Hi-Crush			Hi-Crush
	Partners LP	Augusta LLC	Recast		Partners LP	Pro Forma		Partners LP
	Historical	Historical	Adjustments		Recasted	Adjustments		Pro Forma
Revenues	$141,742	$41,630	$(4,402)	(a)	$178,970	$—		$178,970
Cost of goods sold (including depreciation, depletion and amortization)	74,539	24,798	(3,453)	(a)	95,884	—		95,884
Gross profit	67,203	16,832	(949)		83,086	—		83,086

Operating costs and expenses:
General and administrative	16,205	2,891	—		19,096	(451)	(k)	18,645
Exploration expense	47	—	—		47	—		47
Accretion of asset retirement obligation	117	111	—		228	—		228
Income from operations	50,834	13,830	(949)		63,715	451		64,166

Other income (expense):
Income from preferred interest in Hi-Crush Augusta LLC	11,250	—	(11,250)	(h)	—	—		—
Interest expense	(3,522)	(149)	—		(3,671)	(6,478)	(j)	(10,149)
Net income	58,562	13,681	(12,199)		60,044	(6,027)		54,017

Income attributable to non-controlling interest	—	—	(274)	(i)	(274)	—		(274)
Income attributable to Hi-Crush Partners LP	$58,562	$13,681	$(12,473)		$59,770	$(6,027)		$53,743

Calculation of net income per limited partner unit:
Limited partners' interest in net income								$53,743
Net income per common unit - basic and diluted								$1.66
Net income per subordinated unit - basic and diluted								$1.66
Weighted average number of common units outstanding - basic and diluted								18,777,914
Weighted average number of subordinated units - basic and diluted								13,640,351

The accompanying notes are an integral part of this unaudited pro forma financial information.

Hi-Crush Partners LP
Notes to Unaudited Pro Forma Condensed Combined Statement of Operations
(Dollars in thousands, except as otherwise noted)

Note 1-Basis of Pro Forma Presentation
On April 8, 2014, Hi-Crush Partners LP (the "Partnership") entered into a contribution agreement with Hi-Crush Proppants LLC (the "sponsor") to acquire certain equity interests in Hi-Crush Augusta LLC ("Augusta") for cash consideration of $224,250 (the “Augusta Contribution”). To finance the Augusta Contribution and refinance the Partnership’s revolving credit facility, (i) on April 8, 2014, the Partnership commenced a primary public offering of 4.25 million common units representing limited partnership interests in the Partnership and (ii) on April 28, 2014, the Partnership entered into a $200,000 senior secured term loan facility with certain lenders. The Partnership’s primary public offering closed on April 15, 2014 and resulted in net proceeds to the Partnership of $168,463. Upon receipt of these proceeds on April 15, 2014, the Partnership paid off the outstanding balance of $124,750 under its revolving credit facility. The Augusta Contribution closed on April 28, 2014, and at closing the Partnership’s preferred equity interest in Augusta was converted into common equity interests of Augusta and the Partnership owned 98% of Augusta’s common equity interests. In addition, on April 28, 2014, the Partnership entered into a $150,000 senior secured revolving credit facility with various financial institutions.
The unaudited pro forma balance sheet and condensed combined statements of operations of the Partnership are based on the audited historical consolidated balance sheet and statement of operations of the Partnership as of and for the year ended December 31, 2013. The unaudited pro forma balance sheet and condensed combined statements of operations, include pro forma adjustments to give effect to the acquisition as described below as if it occurred on March 31, 2014 and January 1, 2013, respectively.
The Augusta Contribution will be accounted for as a transaction between entities under common control whereby Augusta's net assets will be recorded at historical cost. As such, financial information presented in the “Hi-Crush Partners LP Historical” column will be retrospectively revised to give effect to the Augusta Contribution as if the Partnership owned Augusta during the periods leading up to the Augusta Contribution.
The unaudited recasted balance sheet and condensed consolidated statement of operations give effect to the acquisition and related financings as follows:

•	The common control nature of the transaction such that the historical financial statements are recasted for presentation purposes;

•	The addition of Hi-Crush Augusta LLC and consolidation of its assets, liabilities, non-controlling interest and related operations into the Partnership;

•	The presentation of the Augusta Contribution as if it took place on January 1, 2013; and

•	The elimination of transactions entered into between the Partnership and Augusta.
The unaudited pro forma balance sheet and condensed consolidated statement of operations give effect to the acquisition and related financings as follows:

•	The acquisition price of $224,250;

•	The issuance of 4,250,000 common units of the Partnership on January 1, 2013 for total net cash proceeds of $168,463;

•	Repayment of outstanding borrowings under the existing revolving credit facility of $124,750 as of March 31, 2014; and

•	Borrowings of $200,000 at LIBOR plus 3.75% to fund the remaining cost of the acquisition. Pro forma interest expense has been determined based on an assumed LIBOR of 1.0%.

No amounts have been included for estimated costs to be incurred to achieve savings or other benefits of the transactions. Similarly, the pro forma balance sheet and condensed combined statements of operations do not reflect any cost savings or other benefits that may be obtained through synergies among the operations of the Partnership and Augusta.

Hi-Crush Partners LP
Notes to Unaudited Pro Forma Condensed Combined Statement of Operations
(Dollars in thousands, except as otherwise noted)

Note 2-Pro Forma Adjustments and Assumptions

The unaudited pro forma balance sheet and condensed combined statements of operations have been prepared to reflect the acquisition of Augusta by the Partnership and the related financings as if it had occurred on March 31, 2014 and January 1, 2013, respectively. Pro forma adjustments included in the unaudited pro forma balance sheet and condensed combined statements of operations were as follows:

(a)
To eliminate sales made by Augusta to the Partnership during the period and to eliminate the Partnership's cost of sales attributable to purchases made from Augusta. The difference in the sales and cost of sales elimination is eliminated from inventory.

(b)
To eliminate the historical capital account balances of Augusta and allocate the recasted capital attributable to Augusta to limited partner capital and the 2% non-controlling interest maintained by the sponsor; and to eliminate the Partnership's investment in the preferred interest of Augusta.

(c)	To record net proceeds from primary public offering of 4,250,000 common units.

(d)	To record repayment of revolving credit facility.

(e)	To record proceeds of $200,000 of borrowings under the new senior secured term loan facility.

(f)	To record payment of purchase price for the Augusta Contribution to the sponsor and related reduction of partners' capital.

(g)	To record payment and capitalization of estimated transaction fees associated with the transactions described in Note 1.

(h)	To eliminate income earned by the Partnership through its preferred interest in Hi-Crush Augusta LLC.

(i)	To allocate a portion of income earned by Augusta attributable to the 2% non-controlling interest retained by Hi-Crush Proppants LLC.

(j)
To recognize pro forma interest expense at 4.75% (LIBOR plus 3.75%) per annum on $200,000 of new borrowings, and elimination of interest expense on borrowings outstanding under the existing revolver during the periods. A one-eighth percentage point change in the interest rate would change pro forma interest associated with these new borrowings by $63 and $250, for the three months ended March 31, 2014 and the year ended December 31, 2013, respectively.

(k)	To eliminate costs incurred by the Partnership in connection with its January 2013 acquisition of a preferred interest in Hi-Crush Augusta LLC.

(l)
Given the common control nature of the Augusta acquisition, the pro forma partners' equity balance includes the impact of a deemed distribution equal to the excess consideration exchanged over the March 31, 2014 historical book value attributable to the 390,000 common units acquired:

Total consideration paid	$224,250
Less: Equity attributable to the 390,000 Augusta common units acquired:	(36,324)
Deemed distribution	$187,926
Note 3-Pro Forma Net Income Per Limited Partner Unit
Pro forma net income per limited partner unit is determined by dividing the pro forma net income available to the Partnership by the number of common units and subordinated units that would have been outstanding if the acquisition had taken place on January 1, 2013. All 4,250,000 units issued in connection with the Partnership's primary public offering were assumed to have been outstanding during the entire period presented, as if the Augusta Contribution took place on January 1, 2013. Basic and diluted pro forma net income per unit are equivalent because there were no dilutive units outstanding during any such periods.